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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   August 25, 1997



                         APPLIED RESEARCH CORPORATION
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            (Exact name of registrant as specified in its charter)



COLORADO                           01-10076                        86-0585693
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(State or other            (Commission file number)          (Employer Identi-
incorporation                                                    fication No.)



            8201 Corporate Drive, Suite 1120, Landover, MD   20785
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        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (301) 459-8442





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         (Former name or former address, if changed since last report)


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ITEM 7:  EXHIBITS
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     1.0  Letter of Friedman & Fuller, P.C., Certified Public Accountants,
          filed pursuant to Item 304(a)(3) of Regulation S-K



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   APPLIED RESEARCH CORPORATION



Dated:      9/4/97                 By:  /s/ S.P.S. Anand
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                                        Dr. S.P.S. Anand, President